UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 24, 2005

La Quinta Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-9110	95-3419438
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas		75038
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-492-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

La Quinta Properties, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-9109	95-3520818
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Hidden Ridge, Suite 600, Irving, Texas		75038
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-492-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) David L. Rea, age 44, was appointed as President and Chief Operating Officer of La Quinta Corporation ("LQ Corporation") effective February 24, 2005. Mr. Rea was also appointed as President and Chief Operating Officer of La Quinta Properties, Inc. (together with LQ Corporation, "La Quinta"). Mr. Rea previously has served as La Quinta’s Executive Vice President and Chief Financial Officer since June 2000 and as Treasurer from June 2000 to January 2002. Prior to joining La Quinta, he was Chief Financial Officer of the start-up e-commerce company, SingleSourceIT.com. Prior to that, he was with Red Roof Inns, Inc. from 1996 through 1999, where he served in various roles, including Executive Vice President, Chief Financial Officer and Treasurer.

Mr. Rea will continue to serve as La Quinta’s principal financial officer until La Quinta files its Joint Annual Report on Form 10-K for the year ended December 31, 2004. After that date, Mark W. Osterberg, La Quinta’s Vice President and Chief Accounting Officer, will serve as acting principal financial officer until a new chief financial officer is appointed for La Quinta.

Mr. Rea entered into an amended and restated employment agreement with LQ Corporation in 2003, whereby he agreed to serve as an executive officer of La Quinta for a three-year term. Mr. Rea’s amended and restated employment agreement, which is described in LQ Corporation’s Proxy Statement dated April 7, 2004, has not been further amended.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.1 Amended and Restated Employment Agreement dated as of September 30, 2003 between LQ Corporation and David L. Rea (incorporated by reference to Exhibit 10.7 to the Joint Quarterly Report on Form 10-Q of La Quinta for the quarter ended September 30, 2003, filed on November 5, 2003).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Quinta Corporation

March 1, 2005	By:	/s/ Mark W. Osterberg

Name: Mark W. Osterberg
Title: Vice President and Chief Accounting Officer

La Quinta Properties, Inc.

March 1, 2005	By:	/s/ Mark W. Osterberg

Name: Mark W. Osterberg
Title: Vice President and Chief Accounting Officer